TERMINATION AGREEMENT


                  This TERMINATION AGREEMENT (this "Agreement") is executed as of December 28, 1995, by FRANCHISE FINANCE CORPORATION OF AMERICA, a Delaware corporation ("FFCA"), its wholly-owned subsidiary FFCA ACQUISITION CORPORATION, a Delaware corporation ("SPC") and NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation ("NACC"; and together with FFCA and SPC, the "Parties").

                  Reference is made to that certain Revolving Acquisition Loan Agreement dated as of July 22, 1994 (as amended, supplemented or otherwise modified to date, the "Existing Loan Agreement"), by and between FFCA, as Borrower, and NACC, as Lender. Capitalized terms used but not defined herein are used as defined in the Existing Loan Agreement.

                  FFCA, SPC and NACC now desire to terminate the Existing Loan Agreement and, pursuant to this Agreement, the Parties covenant and agree as follows:

                  1. Promptly following the repayment in full of its outstanding obligations under the Existing Loan Agreement by FFCA to NACC, in the amount separately agreed upon in writing ("Full Payoff"), NACC will deliver, and FFCA and SPC will acknowledge receipt of, the closing documents listed on Schedule A hereto.

                  2. Upon Full Payoff, the Existing Loan Agreement and each of the Loan Documents shall be terminated and the Parties shall have no further obligations thereunder; provided, however, that the obligations referenced in Section 11.7 of the Existing Loan Agreement shall survive as provided therein.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Termination Agreement as of the day and year first written above.

                              FRANCHISE FINANCE CORPORATION OF
                              AMERICA, a Delaware Corporation


                              By    /s/  Morton H. Fleischer
                                   --------------------------
                                 Name:   Morton H. Fleischer
                                        ---------------------
                                 Title:  President
                                        ---------------------

                              FFCA ACQUISITION CORPORATION, a
                              Delaware Corporation


                              By    /s/  Morton H. Fleischer
                                   --------------------------
                                 Name:   Morton H. Fleischer
                                       ----------------------
                                 Title:  President
                                        ---------------------

                              NOMURA ASSET CAPITAL CORPORATION,
                                   a Delaware Corporation

                              By    /s/  Joseph Penner
                                   --------------------------
                                 Name:   Joseph Penner
                                       ----------------------
                                 Title:  Vice President
                                        ---------------------